=============================================================================





                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report: August 21, 1998


                        WOLVERINE WORLD WIDE, INC.
                       (Exact name of registrant as
                         specified in its charter)


             MICHIGAN              1-6024           38-1185150
          (State or other       (Commission         (IRS Employer
          jurisdiction of       File Number)     Identification no.)
           incorporation)

           9341 COURTLAND DRIVE
            ROCKFORD, MICHIGAN                         49351
 (Address of principal executive offices)            (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 886-5500









=============================================================================

Item 5.   OTHER EVENTS.

          On August 20, 1998, Wolverine World Wide, Inc. issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated August 20, 1998.

                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 21, 1998                 WOLVERINE WORLD WIDE, INC.
                                        (Registrant)


                                        By: /s/Stephen L. Gulis, Jr.
                                         Stephen L. Gulis, Jr.
                                         Executive Vice President, Chief
                                            Financial Officer and Treasurer

                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT

     99            Press Release dated August 20, 1998.